Exhibit 10.1

FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Fourth Amendment to Executive Employment Agreement (this “Amendment”) is entered into by and between American Reprographics Company, a Delaware corporation (“ARC”) as the employer, and Kumarakulasingam Suriyakumar, an individual residing in the State of California (“Executive”), as the employee, on March 11, 2009.

This Amendment is entered into with reference to the following facts:

ARC and Executive entered into an Executive Employment Agreement dated January 7, 2005, as amended (“Agreement”), under which Executive is employed as Chief Executive Officer and President of ARC. The parties now wish to enter into this Amendment to amend the Agreement.

Now, therefore, the parties agree as follows:

1. All capitalized terms in this Amendment not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2. A new Section 3(a)(i) is added to Section 3(a) of the Agreement (Base Salary) as follows:

“(i) Executive agrees to a voluntary reduction in the amount of base salary payable to Executive pursuant to Section 3(a) shall be reduced by fifty percent (50%) (the “Base Salary Reduction”) effective as of March 7, 2009 until modified through further amendment of this Agreement (the “Effective Period”). Notwithstanding anything to the contrary contained in this Section 3(a)(i), if Executive’s employment with ARC is terminated other than for Cause during the Effective Period, any Base Salary severance benefits payable to Executive under Sections 12(a), (c) or (d) of the Agreement shall be calculated based on the amount of Base Salary set forth in Section 3(a), without taking into account the Base Salary Reduction.”

3. A new Section 3(b)(v) is added to Section 3(b) of the Agreement (Incentive Bonus) as follows:

“(v) Notwithstanding anything to the contrary contained in this Section 3(b), Executive waives any Incentive Bonus that may be earned by Executive for the fiscal year ending December 31, 2009 and payable during the fiscal year ending December 31, 2010.”

4. Except as specifically set forth in this Amendment, the Agreement remains in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first hereinabove set forth.

AMERICAN REPROGRAPHICS COMPANY,
a Delaware corporation

By: /s/ Jonathan R. Mather
Name: Jonathan R. Mather
Title: Chief Financial Officer

EXECUTIVE

/s/ Kumarakulasingam Suriyakumar
Kumarakulasingam Suriyakumar

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